MERIDIAN FUND, INC.®

Meridian Small Cap Growth Fund

(the “Fund”)

Supplement dated September 29, 2016

to the Fund’s Summary Prospectus dated October 30, 2015

for Class A Shares, Class C Shares and Investor Class Shares

The Distribution Agreement by and between the Meridian Fund, Inc. (the “Corporation”) and Destra Investments LLC has been terminated and the Corporation, on behalf of the Fund, has entered into a new Distribution Agreement with ALPS Distributors, Inc. To reflect this and other related changes to the Fund, the following changes have been made to the Fund’s Summary Prospectus dated October 30, 2015 (the “Summary Prospectus”):

1.	The third sentence on the first page of the Summary Prospectus is deleted in its entirety and replaced with the following:

You may obtain a prospectus by contacting your investment representative, writing to ALPS Distributors, Inc. c/o Meridian Fund, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-855-329-3837.

2.	The table in the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following table:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Investor Class Shares
Maximum Sales Charge (Load) on Purchases	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	1.00%	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	NONE	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	1.00%	0.00%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%
Other Expenses	0.39%	1.69%	0.28%
Total Annual Fund Operating Expenses[1]	1.70%	3.75%	1.34%
Fee Waivers: and/or Expense Reimbursements	(0.04)%	(1.44)%	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.66%[3]	2.31%[3]	1.34%

1	Please note that Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of Operating Expenses Before Waivers/Reimbursements/Reductions to Average Net Assets found in the “Financial Highlights” section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
2

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Small Cap Growth Fund (excluding acquired fund fees and expenses) does not exceed 1.60% for Class A, 2.25% for Class C and 1.35% for Investor Class. These expense limitations may not be amended or withdrawn until one year after the date of this prospectus. To the extent acquired fund fees are excluded from the waiver and reimbursement calculation, “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” will be higher. The total annual fund operating expenses in this fee table may therefore differ from the expense ratios in the financial highlights in the statutory prospectus because the financial highlights include only the Fund’s direct operating expenses and do not include fees or expenses incurred indirectly by the Fund through its investments in the underlying fund(s).
3	For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

3.	The table in the “Purchase and Sale of Fund Shares” section on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following table:

Class	Minimum Initial Investment		Minimum Subsequent Investment	Distribution Fee
Class A Shares	$2,500	[1]	$50	0.25%
Class C Shares	$2,500	[1]	$50	1.00%
Investor Class Shares	$99,999		NONE	NONE

[1]	Certain tax-deferred retirement accounts of UGMA/UTMA accounts are subject to a $500 minimum.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE